                                                                  Exhibit 10.115








================================================================================







                                 OPERATING AGREEMENT


                                          OF


                            CORNERSTONE MARKET SQUARE LLC




================================================================================

                                  TABLE OF CONTENTS

                                                                            Page
                                      ARTICLE I

                                DEFINITIONS AND TERMS

SECTION 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . 1
SECTION 1.02.  Terms Generally . . . . . . . . . . . . . . . . . . . . . . . . 2

                                      ARTICLE II

                                      FORMATION

SECTION 2.01.  Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
SECTION 2.02.  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
SECTION 2.03.  Principal Place of Business . . . . . . . . . . . . . . . . . . 2
SECTION 2.04.  Agent for Service of Process. . . . . . . . . . . . . . . . . . 2
SECTION 2.05.  Purposes of the Company . . . . . . . . . . . . . . . . . . . . 2

                                     ARTICLE III

                                CAPITAL CONTRIBUTIONS

SECTION 3.01.  Contribution. . . . . . . . . . . . . . . . . . . . . . . . . . 3
SECTION 3.02.  Additional Capital Contributions. . . . . . . . . . . . . . . . 3
SECTION 3.03.  Limitation on Liability . . . . . . . . . . . . . . . . . . . . 3
SECTION 3.04.  Withdrawal of Capital; Interest . . . . . . . . . . . . . . . . 3

                                      ARTICLE IV

                                    DISTRIBUTIONS
SECTION 4.01.  Distributions . . . . . . . . . . . . . . . . . . . . . . . . . 3

                                      ARTICLE V

                                  BOOKS AND RECORDS

SECTION 5.01.  Books and Records . . . . . . . . . . . . . . . . . . . . . . . 3

                                      ARTICLE VI

                              MANAGEMENT OF THE COMPANY

SECTION 6.01.  Management. . . . . . . . . . . . . . . . . . . . . . . . . . . 4

                                     ARTICLE VII

                            TRANSFERS OF COMPANY INTERESTS

SECTION 7.01.  Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

                                     ARTICLE VIII

                             DISSOLUTION AND TERMINATION

SECTION 8.01.  Dissolution . . . . . . . . . . . . . . . . . . . . . . . . . . 4
SECTION 8.02.  Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . 4
SECTION 8.03.  Distribution of Property. . . . . . . . . . . . . . . . . . . . 4

                                      ARTICLE IX

                  MANAGERS AND POWERS OF THE MANAGERS OF THE COMPANY

SECTION 9.01.  Managers of the Company . . . . . . . . . . . . . . . . . . . . 5
SECTION 9.02  Powers of the Managers of the Company. . . . . . . . . . . . . . 5

                                      ARTICLE X

                                    MISCELLANEOUS

SECTION 10.01.  Amendments and Consents. . . . . . . . . . . . . . . . . . . . 6
SECTION 10.02.  Benefits of Agreement. . . . . . . . . . . . . . . . . . . . . 6
SECTION 10.03.  Integration. . . . . . . . . . . . . . . . . . . . . . . . . . 6
SECTION 10.04.  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
SECTION 10.05.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . 6
SECTION 10.06.  Severability . . . . . . . . . . . . . . . . . . . . . . . . . 6
SECTION 10.07.  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . 6

          THIS OPERATING AGREEMENT (this "Agreement"), dated as of January 20, 1998, of Cornerstone Charlotte Plaza LLC (the "Company"), a Delaware limited liability company, is adopted and entered into by Cornerstone Properties, L.P. ("Cornerstone"), a Delaware limited partnership, as its sole member (the "Member"), pursuant to and in accordance with the Limited Liability Company Law of the State of Delaware, as amended from time to time (the "Act").

          The Member agrees as follows:


                                      ARTICLE I

                                DEFINITIONS AND TERMS

          SECTION 1.01. DEFINITIONS. Unless the context otherwise requires, the following terms shall have the following meanings for the purposes of this
Agreement:

          "ACT" has the meanings specified in the Preamble.

          "AGREEMENT" means this Limited Liability Company Operating Agreement, as the same may be amended from time to time.

          "ASSETS" means, at any time, any real property and other assets owned or leased by the Company from time to time.

          "CAPITAL CONTRIBUTION" means a capital contribution made by the Member pursuant to Section 3.01 or 3.02.

          "COMPANY" means the limited liability company formed pursuant to this Agreement.

          "DISTRIBUTABLE CASH" means cash (in United States Dollars) of the Company which the Member determines is available for distribution.

          "INTEREST" means the ownership interest of the Member in the Company at any time, including the right of the Member to any and all benefits to which the Member may be entitled as provided in this Agreement, together with the obligations of the Member to comply with all the terms and provisions of this Agreement.

          "MEMBER" means Cornerstone and any other member or members at such time.

          "PERSON" means any individual, partnership, corporation, trust, limited liability company or other entity.

          SECTION 1.02. TERMS GENERALLY. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".


                                      ARTICLE II

                                      FORMATION

          SECTION 2.01. NAME. The name of the Company shall be as set forth in the Preamble hereof. All business of the Company shall be conducted under such name and title to all property, real, personal, or mixed, owned by or leased to the Company shall be held in such name. Notwithstanding the preceding sentence, the Member may change the name of the Company or adopt such trade or fictitious names as it may determine.

          SECTION 2.02. TERM. The term of the Company commenced on the date of filing of the Articles of Organization of the Company in the Office of the Secretary of State of the State of Delaware in accordance with the Act (the "EFFECTIVE DATE") and shall continue until terminated as provided in Article VIII.

          SECTION 2.03. PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Company shall be at c/o Incorporating Services, Ltd., 15 East North Street, Dover, Delaware 19901. The Member or Sole Operating Manager may establish other offices at other locations.

          SECTION 2.04. AGENT FOR SERVICE OF PROCESS. The Secretary of State of the State of Delaware is designated as the agent of the Company upon whom process against it may be served. The post office address within the State of Delaware to which the Secretary of State of the State of Delaware shall mail a copy of any process against the Company served upon him or her is:
Incorporating Services, Ltd., 15 East North Street, Dover, Delaware 19901.

          SECTION 2.05. PURPOSES OF THE COMPANY. The Company has been organized to engage in any lawful act or activity for which a Delaware limited liability company may be formed.

                                     ARTICLE III

                                CAPITAL CONTRIBUTIONS

          SECTION 3.01. CONTRIBUTION. On or prior to the date hereof the Member shall contribute to the Company One Hundred Dollars ($100.00).

          SECTION 3.02. ADDITIONAL CAPITAL CONTRIBUTIONS. If at any time the Member shall determine that additional funds or property are necessary or desirable to meet the obligations or needs of the Company, the Member may make additional Capital Contributions.

          SECTION 3.03. LIMITATION ON LIABILITY. The liability of the Member shall be limited to its Interest in the Company, and the Member shall not have any personal liability to contribute money to, or in respect of, the liabilities or the obligations of the Company.

          SECTION 3.04. WITHDRAWAL OF CAPITAL; INTEREST. The Member may not withdraw capital or receive any distributions, except as specifically provided herein. No interest shall be paid by the Company on any Capital Contributions, except as specifically provided herein.


                                      ARTICLE IV

                                    DISTRIBUTIONS

          SECTION 4.01. DISTRIBUTIONS. All Distributable Cash of the Company shall be distributed to the Member or distributions in kind may be made to the Member.


                                      ARTICLE V

                                  BOOKS AND RECORDS

          SECTION 5.01. BOOKS AND RECORDS. The Member shall keep or cause to be kept complete and accurate books of account and records which shall reflect all transactions and other matters and include all documents and other materials with respect to the Company's business that are usually entered into and maintained by Persons engaged in similar businesses. All Company financial statements shall be accurate in all material respects, shall fairly present the financial position of the Company and the results of its operations and Distributable Cash and transactions in its reserve accounts, and shall be prepared in accordance with generally accepted accounting principles, subject in the case of quarterly statements to year-end adjustments. The books of the Company shall at all times be maintained at the principal office of the Company or such other location as the Member decides.


                                      ARTICLE VI

                              MANAGEMENT OF THE COMPANY

          SECTION 6.01. MANAGEMENT. The management of the Company shall be vested in the Member, who shall have full power and authority to manage the business and affairs of the Company to the extent provided in the Act. The Member shall have the ability to act on behalf of the Company in connection with its day-to-day affairs or otherwise and shall have the power to bind the Company with respect to third parties. All management decisions of the Company shall be made by the Member.


                                     ARTICLE VII

                            TRANSFERS OF COMPANY INTERESTS

          SECTION 7.01.  TRANSFERS.   The Member may, directly or indirectly,
sell, assign, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Member's Interest.


                                     ARTICLE VIII

                             DISSOLUTION AND TERMINATION

          SECTION 8.01. DISSOLUTION. The Company shall be dissolved and its business wound up upon the decision made at any time by the Member to dissolve the Company.

          SECTION 8.02. LIQUIDATION. Upon dissolution, the Company's business shall be liquidated in an orderly manner. The Member shall wind up the affairs of the Company pursuant to this Agreement.

          SECTION 8.03. DISTRIBUTION OF PROPERTY. If in the discretion of the Member it becomes necessary to make a distribution of Company property in kind, in connection with the liquidation of the Company such property shall be transferred and conveyed to the Member.

                                      ARTICLE IX

                  MANAGERS AND POWERS OF THE MANAGERS OF THE COMPANY

          SECTION 9.01. MANAGERS OF THE COMPANY. The names and titles of the managers of the Company shall be:

          John S. Moody                 Chief Operating Manager
          Rodney C. Dimock              President and Manager
          Thomas P. Loftus              Secretary and Manager
          Kevin P. Mahoney              Treasurer and Manager
          Scott M. Dalrymple            Vice President and Manager
          Robert T. Sorrentino          Vice President and Manager
          Peter S. Smichenko            Vice President and Manager
          Scott M. Haley                Assistant Vice President and Manager

          For convenience only, any manager of the Company may carry out his or her duties as manager of the Company under the title "officer" of the Company, and any act of a manager conducted under such title shall be deemed the act of such manager in his or her capacity as a manager of the Company.

          SECTION 9.02 POWERS OF THE MANAGERS OF THE COMPANY. (a) Subject to the terms of this Agreement and to limitations imposed by law, including, without limiting the foregoing, the Act, and provided the same shall not be prohibited under this Agreement, the Managers of the Company shall have the powers and duties without limitation, to:

          (i)       manage the day-to-day business and affairs of the Company;

          (ii) agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Company;

          (iii) keep custody and control of all the funds and securities of the Company;

          (iv) keep the minutes of all meetings of the Member in books provided for that purpose; attend to the giving and serving of all notices; in the name of the Company, affix the seal of the Company to all contracts of the Company and attest the affixation of the seal of the Company thereto; sign with other appointed Managers all certificates for shares of capital stock of the Company, have charge of the certificate books, transfer books and stock ledgers, and other such books and papers as the Member may direct; and

          (v) shall have such other powers and duties as designated in accordance with this Agreement and as from time to time may be assigned to him by the Member.


                                      ARTICLE X

                                    MISCELLANEOUS

          SECTION 10.01. AMENDMENTS AND CONSENTS. This Agreement may only be modified or amended by the Member.

          SECTION 10.02. BENEFITS OF AGREEMENT. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or any Member.

          SECTION 10.03. INTEGRATION. This Agreement constitutes the entire agreement pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements in connection therewith. No covenant, representation or condition not expressed in this Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

          SECTION 10.04. HEADINGS. The titles of Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

          SECTION 10.05. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, which may be sufficiently evidenced by one counterpart.

          SECTION 10.06. SEVERABILITY. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

          SECTION 10.07. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the party as of the day and year first above written.


                         CORNERSTONE PROPERTIES
                         LIMITED PARTNERSHIP

                         By:  CORNERSTONE PROPERTIES INC.

                              By: /s/ Kevin P. Mahoney
                                 ---------------------------
                                 Kevin P. Mahoney
                                 Vice President

                              By: /s/ Thomas P. Loftus
                                 ---------------------------
                                   Thomas P. Loftus
                                   Vice President and Secretary